UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2009
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935 (Commission File Number)	20-0467835 (I.R.S. Employer Identification No.)

5100 Tennyson Parkway Suite 1200 Plano, Texas (Address of principal executive offices)	75024 (Zip code)

Registrant’s telephone number, including area code: (972) 673-2000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-99.1

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On February 10, 2009, the Company entered into an Underwriting Agreement with J.P. Morgan Securities Inc. as representative for the several underwriters (the “Underwriters”), in connection with the offer and sale of an aggregate principal amount of $420 million of 9.75% Senior Subordinated Notes due 2016 (the “Notes”). The Notes were issued pursuant to an Indenture dated February 13, 2009, among the Company, certain of the Company’s subsidiaries that are guarantors of the Notes (the “Subsidiary Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture “). The Notes were sold to the public at 92.816% of par, plus accrued interest from February 13, 2009. The Underwriters purchased the Notes for 90.816% of the principal amount thereof. Closing occurred on February 13, 2009.
The Company will pay interest on the Notes on March 1 and September 1 of each year, beginning September 1, 2009. The Notes will mature on March 1, 2016. The Company may redeem the Notes on or after March 1, 2013 at the redemption prices described in the Indenture.
The Notes were offered and sold under a prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, in connection with the Company’s registration statements on Forms S-3ASR and S-3MEF (Registration Nos. 333-157205 and 333-157265), which were automatically effective on February 10, 2009 and February 11, 2009, respectively (collectively, the “Registration Statement”). In connection with the offering of the Notes, the Underwriting Agreement and the Indenture are filed as exhibits to this Form 8-K and are to be incorporated by reference in their entirety into the Registration Statement.
JPMorgan Chase Bank, National Association, an affiliate of J.P. Morgan Securities Inc., is the lead agent bank and a lender on the Company’s credit facility. Scotia Capital (USA) Inc. served as qualified independent underwriter with respect to the offering and sale of the Notes.
On February 10, 2009, the Company announced that it had priced the Notes offering described in this Form 8-K and that it would use the estimated net proceeds from the offering to repay most of the Company’s current borrowings under its bank credit facility, which were $390.0 million as of February 2, 2009. The text of the February 10, 2009 press release is attached hereto as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement dated February 10, 2009 among Denbury Resources Inc., the Subsidiary Guarantors and J.P. Morgan Securities Inc.

4.1	Indenture dated February 13, 2009, between Denbury Resources Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.1	Denbury press release, dated February 10, 2009, “Denbury Resources Inc. Announces Pricing of $420 Million of Senior Subordinated Notes due 2016.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: February 17, 2009	By:	/s/ Phil Rykhoek
Phil Rykhoek
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement dated February 10, 2009 among Denbury Resources Inc., the Subsidiary Guarantors and J.P. Morgan Securities Inc.

4.1	Indenture dated February 13, 2009, between Denbury Resources Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.1	Denbury press release, dated February 10, 2009, “Denbury Resources Inc. Announces Pricing of $420 Million Senior Subordinated Notes due 2016.”